

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income  Partners  1987-C,  Ltd.'s  balance  sheet and  statement  of  operations contained in its Form 10-K for the year ended December 31, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   DEC-31-1998
<CASH>                                         366,545
<SECURITIES>                                   0
<RECEIVABLES>                                  101,413
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               482,512
<PP&E>                                         17,847,206
<DEPRECIATION>                                 (16,351,197)
<TOTAL-ASSETS>                                 1,978,988
<CURRENT-LIABILITIES>                          30,130
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,832,154
<TOTAL-LIABILITY-AND-EQUITY>                   1,978,988
<SALES>                                        369,516
<TOTAL-REVENUES>                               393,604
<CGS>                                          0
<TOTAL-COSTS>                                  771,582<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (482,757)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (482,757)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (482,757)
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


